EXHIBIT D-13


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               OMNIBUS APPLICATION FOR THE APPROVAL OF NUMEROUS
                     AFFILIATED INTEREST AGREEMENTS BETWEEN
                       AMERICAN TRANSMISSION COMPANY LLC,
                  ATC MANAGEMENT INC., AND MEMBER UTILITIES

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APPLICANTS:

AMERICAN TRANSMISSION COMPANY LLC
ATC MANAGEMENT INC.

JOINT APPLICANTS:

MADISON GAS AND ELECTRIC COMPANY
WISCONSIN ELECTRIC POWER COMPANY
WISCONSIN POWER AND LIGHT COMPANY
WISCONSIN PUBLIC POWER INC.
WISCONSIN PUBLIC SERVICE CORP.


OCTOBER 3, 2000

                                TABLE OF CONTENTS

                                                                            PAGE

I.   SUMMARY OF FILING........................................................1

     A.   Background Information..............................................1

     B.   Contents of this Affiliated-Interest Filing.........................2

     C.   Summary of Findings and Approvals Sought............................5

     D.   Timing of the Commission's Review, Findings and Approvals...........6

II.  STATUTORY REQUIREMENTS FOR AFFILIATED INTERESTS..........................6

III. STANDARD AFFILIATED-INTEREST AGREEMENTS FOR WHICH COMMISSION
     FINDINGS AND APPROVALS ARE SOUGHT........................................9

     A.   Approvals for the Affiliated-Interest Agreements between
          American Transmission Company and Joint Applicants..................9

     B.   Special Findings for the Operation and Maintenance
          Agreements For Transmission Facilities.............................11

IV.  AFFILIATED-INTEREST AGREEMENTS SUBJECT TO FERC JURISDICITON.............12

     A.   Agreements Submitted to the FERC...................................12

     B.   Joint Power Supply Agreement.......................................14

V.   AFFILIATED-INTEREST AGREEMENTS NOT REQUIRING APPROVAL UNDER THIS
     FILING .................................................................15

     A.   Approvals Sought in the Companion Docket No. 137-NC-100............15

          1.   Agreements between Applicant and Joint Applicants.............15

          2.   Agreements between ATC LLC and CM.............................16

     B.   Interim Provision of Services to American Transmission
          Company............................................................18

          1.   WEPCO's 1/1/87 Service Agreement with Its Affiliates..........18

          2.   Alliant Energy Corporate Services, Inc.'s "Service
               Agreement - Non-Utility Companies"............................19

          3.   WPS Resources Corporation Master Affiliated-Interest
               Agreement.....................................................19


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


                                TABLE OF CONTENTS

                                   (CONTINUED)

                                                                            PAGE

          4.   MGE Interim Services Agreement with American
               Transmission Company..........................................20

VI.  CONCLUSION..............................................................20

VII. INDEX OF APPENDIX.......................................................21

     A.   Standard Affiliated-Interest Agreements for Which Approval
          is Sought in This Affiliated-Interest Filing.......................21

     B.   Affiliated-Interest Agreements Subject to FERC Jurisdiction........23

     C.   Affiliated-Interest Agreements Not Requiring Approval Under
          this Filing........................................................24

I.   SUMMARY OF FILING
     -----------------

     A.   BACKGROUND INFORMATION.
          ----------------------

     The primary docket for the formation American Transmission Company LLC ("ATC LLC") and ATC Management Inc. ("CM") (together "American Transmission Company" or "Applicant") is Docket No. 137-NC-100: INVESTIGATION INTO THE APPLICATION OF AMERICAN TRANSMISSION COMPANY LLC AND ATC MANAGEMENT INC., FOR CERTIFICATION AS A TRANSMISSION COMPANY IN THE STATE OF WISCONSIN, AND INTO THE JOINT APPLICATION FOR APPROVAL OF PROPERTY TRANSFERS AND INVESTMENTS FOR THE CAPITALIZATION OF THE AMERICAN TRANSMISSION COMPANY LLC AND ATC MANAGEMENT INC. ("Comprehensive Docket"). In the Comprehensive Docket, Madison Gas and Electric Company ("MGE"), Wisconsin Electric Power Company ("WEPCO"), Wisconsin Power and Light Company ("WPL"), Wisconsin Public Power, Inc. ("WPPI"), and Wisconsin Public Service Corporation ("WPS"), hereafter collectively referred to as "Joint-Applicants," and Applicant submitted to the Public Service Commission of Wisconsin ("Commission") an initial filing on August 18, 2000, and a supplemental filing on September 26, 2000. (Applicant and Joint-Applicants are collectively referred to as "Co-Applicants".) The application and supporting materials submitted in the Comprehensive Docket are incorporated herein by reference.

     The Commission has established numerous dockets to review and approve the affiliated interests of American Transmission Company. With the creation of American Transmission Company under 1999 Wis. Act 9 ("Act 9"), the Commission will see an increased number of affiliated-interest agreements. When utilities were vertically integrated, agreements between the transmission owner and the generators or distributors were unnecessary because one entity provided all three functions. Under Act 9, the transmission owner--American Transmission Company--has separated from the generators and distributors while remaining affiliated with some of those entities. With the separation of the transmission function from the generation and distribution functions, agreements among the parties have become necessary. Because the transmission owner remains affiliated with some of the generators and distributors, the agreements among those affiliated parties are considered affiliated-interest agreements that require Commission approval under Wis. Stat. ss. 196.52.

     B.   CONTENTS OF THIS AFFILIATED-INTEREST FILING
          -------------------------------------------

     Co-Applicants 1 hereby submit this application and referenced materials ("Affiliated-Interest Filing"), all of which deal with affiliated-interest agreements. This Omnibus Application is organized according to the following three categories of agreements:

          (1)  Standard Affiliated-Interest Agreements Requiring Approval:
               ----------------------------------------------------------
               Co-Applicants seek approval from the Commission pursuant to Wis. Stat.ss. 196.52 for specified affiliated-interest agreements;2

          (2)  Affiliated-Interest Agreements Subject to FERC Jurisdiction:
               -----------------------------------------------------------
               Co-Applicants have already submitted or will in the future submit certain agreements to the Federal Energy Regulatory Commission ("FERC") for approval.3 As discussed below at pages 12-13 these agreements may require Commission approval; and

          (3)  Affiliated-Interest Agreements Not Requiring Approval within this
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               Filing: Co-Applicants list other affiliated-interest agreements
               ------
               that do not require Commission approval under this Affiliated-Interest Docket either because they have been or will be approved elsewhere or because they do not require Commission approval.4

The Index of this filing is also organized according to these three categories.


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1    Though South Beloit Water, Gas and Electric Company, Edison Sault Electric
     Company, Alliant Energy Corporation and Alliant Energy Corporate Services, Inc., will be affiliates of American Transmission Company, they are not "public utilities" under Wis. Stat.ss.196.01(5) and, therefore, do not need to join as parties within this filing.

2    Index, pp. 20 to 22, Tabs 05-AE-102; 05-AE-103; 05-AE-104; X-1; X-2;
     AECS-1; AECS-2; AECS-3; Alliant-1; Alliant-2; SB-1; and ES-1.

3    Index, p. 23, Tabs FERC-1; FERC-2; FERC-3; FERC-4, and FERC-5.

4    Index, pp. 24 to 25.


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


     The Commission has assigned the following ten dockets to the agreements submitted under this Affiliated-Interest Filing:

     05-AE-102
          Application for Approval of Operation and Maintenance Agreements between American Transmission Company LLC and Madison Gas & Electric Company, Wisconsin Electric Power Company, Wisconsin Power and Light Company, Wisconsin Public Service Corporation, and Edison Sault Electric Company.

     05-AE-103
          Application for Approval of Transitional Services Agreements between American Transmission Company LLC and Madison Gas & Electric Company, Wisconsin Electric Power Company, Wisconsin Power and Light Company, Wisconsin Public Service Corporation, Wisconsin Public Power, Inc., and Edison Sault Electric Company.

     05-AE-104
          Application for Approval of Pole-Attachment and Third-Party-Facilities Agreements between American Transmission Company LLC and Madison Gas & Electric Company, Wisconsin Electric Power Company, Wisconsin Power and Light Company, Wisconsin Public Service Corporation, South Beloit Water, Gas and Electric Company, and Edison Sault Electric Company.

     05-AE-
           ----
          Application for Approval of the Contributor's Pole-Attachments, Underbuild and Other Facilities Agreements between American Transmission Company LLC and Madison Gas & Electric Company, Wisconsin Electric Power Company, Wisconsin Power and Light Company, Wisconsin Public Service Corporation, South Beloit Water, Gas and Electric Company, and Edison Sault Electric Company.

     05-AE-
           ----
          Application for Approval of the Forming-Party Agreement Regarding System Operating Procedures between American Transmission Company LLC and Madison Gas & Electric Company, Wisconsin Electric Power Company, Wisconsin Power and Light Company, Wisconsin Public Service Corporation, and Wisconsin Public Power, Inc.

     05-AE-
           ----
          Application for Approval of numerous Affiliated-Interest Agreements Subject to FERC Jurisdiction between American Transmission Company LLC and Madison Gas & Electric Company, Wisconsin Electric Power Company, Wisconsin Power and Light Company, and Wisconsin Public Service Corporation, Wisconsin Public Power, Inc., South Beloit Water, Gas and Electric Company, and Edison Sault Electric Company.


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


     137-AE-
            ----
          Application for Approval of Affiliated-Interest Agreements between American Transmission Company LLC and Edison Sault Electric Company.

     137-AE-
            ----
          Application for Approval of Affiliated-Interest Agreements between American Transmission Company LLC and South Beloit Gas, Water and Electric Company.

     137-AE-
            ----
          Application for Approval of Affiliated-Interest Agreements between American Transmission Company LLC and Alliant Energy Corporation.

     137-AE-
            ----
          Application for Approval of Affiliated-Interest Agreements between ATC LLC and Alliant Energy Corporate Services, Inc.

This Omnibus Application is attached only to the first docket, Docket No. 05-AE-102; however, the Omnibus Application is incorporated by reference into the remaining nine dockets. The filing for each docket contains the following:

     o Affiliated-interest agreement(s) submitted for approval under that specific docket; and

     o Cover letter signed by the parties of the agreement(s) requesting approval from the Commission for the agreement(s) submitted.

Prior to execution, some of these agreements may be immaterially revised. Such flexibility is required for customization. Though the form agreements may be varied in minor ways to fit specific situations, they will be in substantially the same form as the documents submitted to the Commission.

     All affiliated-interest agreements that directly affect the operation of the Transmission Facilities are included with this filing. These vital documents are as follows:

     o    Operation and Maintenance Agreement;

     o    Transitional Services Agreement;

     o    Forming-Party Agreement Regarding System Operating Procedures;


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


     o    Generation-Transmission Interconnection Agreement;

     o    Transmission -Distribution Interconnection Agreement;

     o    Network Operating Agreement; and

     o    Service Agreement for Network Integration Transmission Service.5

Co-Applicants consider all other documents to be peripheral to the operation of the Transmission Facilities. Some of the peripheral documents listed in the Index are not yet complete and, therefore, have not been included as part of this filing; they will be part of one or more supplements to this filing. While not included, those incomplete documents are described in the Index and a tab is provided to reserve its place. As documents are completed, they will be submitted to the Commission in the appropriate docket.

     C.   SUMMARY OF FINDINGS AND APPROVALS SOUGHT.
          ----------------------------------------

     Co-Applicants request that the Commission approve the proposed affiliated-interest agreements contained in this Affiliated-Interest Filing and:

     o Issue a finding of fact that each agreement is "reasonable and consistent with the public interest"; and

     o Issue an order, pursuant to Wis. Stat. ss. 196.52, approving each agreement under Commission jurisdiction for all Co-Applicant signatories to the agreement.

In addition, several of the affiliated-interest agreements require additional findings. These particular agreements are discussed below in Section III.B.


------------------------
5 The Network Operating Agreement and the Service Agreement for Network Integration Transmission Service do not involve ATC LLC's operation of the Transmission Facilities. They are bilateral agreements between a transmission customer and ATC LLC which implement service rights, obligations and responsibilities under the open access transmission tariff.


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


     D.   TIMING OF THE COMMISSION'S REVIEW, FINDINGS AND APPROVALS.
          ----------------------------------------------------------

     The Securities and Exchange Commission ("SEC") may not be able to act on transmission-company related filings until this Commission acts on the matters before it. Consequently, this Commission's review, findings and approvals of agreements that directly affect ATC LLC's operations should be completed by December 1, 2000.6

II.  STATUTORY REQUIREMENTS FOR AFFILIATED INTERESTS.
     -----------------------------------------------

     Agreements between public utilities and their affiliated interests are regulated under Wisconsin law. Under Wis. Stat.ss.196.52(1),7 "affiliated interests" includes any of the following with respect to a public utility:

     (a) Any person owning or holding directly or indirectly 5% or more of the voting securities of the public utility.

     (b) Any person in any chain of successive ownership of 5% or more of the voting securities of the public utility.

     (c) Every corporation 5% of more of whose voting securities is owned by any person owning 5% or more of the voting securities of the public utility or by any person in any chain of successive ownership of 5% or more of voting securities of the public utility.

     (d) Any person who is an officer or director of the public utility or of any corporation in any chain of successive ownership of 5% or more of voting securities of the public utility.

     (e) Any corporation operating a public utility,...or a servicing organization for furnishing supervisory, construction, engineering, accounting, legal and similar services to public utilities ..., which has one or more officers or one or more directors in common with the public utility, ...
          ...


------------------------
6 Wis. Stat. ss. 196.485(5) requires that American Transmission Company be operational no later than January 1, 2001, or Joint Applicants will face penalties. The 30 days between this Commission's action on December 1, 2000, and January 1, 2001, will be necessary to get coordinate FERC and SEC approvals relating to American Transmission Company.

7    See also Wis. Stat.ss.196.485(1)(a).


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


     (h) Any subsidiary of the public utility. In this paragraph, "subsidiary" means any person 5% or more of the securities of which are directly or indirectly owned by a public utility.

Under Paragraph (h), as the Joint Applicants become owners of American Transmission Company, then American Transmission Company becomes one of their affiliated interests.8 When the American Transmission Company begins operations on January 1, 2001, Joint Applicants, South Beloit Water, Gas and Electric Company ("South Beloit") and Edison Sault Electric Company ("Edison Sault") become affiliated interests of American Transmission Company.9

          Agreements between these affiliated parties are regulated as follows:

     [with certain exceptions] unless and until the commission gives its written approval, any contract or arrangement is not valid or effective if the contract or arrangement is made between a public utility and an affiliated
     interest....The commission shall approve a contract or arrangement...only if it shall clearly appear and be established upon investigation that it is reasonable and consistent with the public interest. The commission may not approve any contract or arrangement unless satisfactory proof is submitted to the commission of the cost to the affiliated interest of rendering the services or of furnishing the property or service to each public utility or of the cost to the public utility of rendering the services or of furnishing the property or service to each affiliated interest. No proof is satisfactory under this paragraph unless it includes the original (or verified copies) of the relevant cost records and other relevant accounts of the affiliated interest, or an abstract of the records and accounts or a summary taken from the records and accounts if the commission deems the abstract or summary adequate.

Wis. Stat. ss. 196.52(3)(a).

     Though the statute requires submission of cost records and accounts, there are exceptions. First, if the value of the contract is less than $1,000,000, then the Commission may waive the records and accounts requirement if such


------------------------
8 As of the date of filing, only WEPCO, WPL and WPPI are owners of American Transmission Company. MGE and WPS anticipate joining shortly.

9 A detailed application of these statutory definitions to the relationships between Applicant and Joint Applicants, as well as Applicant and South Beloit and Edison Sault is presented in the Comprehensive Docket. (Comprehensive Docket, 9/26/00 Filing, pp. 6-8.)

waiver is "reasonable." Wis. Stat. ss. ss. 196.52(3)(a) anD (3)(c)1. Second, for those contracts exceeding $1,000,000, the Commission may define which cost records and accounts are necessary for its review. Wis. Stat.ss. 196.52(3)(c)3.

     Given the compressed time frame within which Commission approval must be granted, Co-Applicants request that the Commission waive the records and accounts requirement for contracts valued under $1,000,000. For those valued over $1,000,000, Co-Applicants request that the Commission render its decisions hereunder recognizing that, as a start-up company, Applicant will not have such records and accounts as they relate to past costs. Nevertheless, ATC LLC will provide the Commission with projected future costs through two means.

     First, ATC LLC has already submitted to the Commission the budget information contained in its FERC ss. 205 filing as it pertains to certaiN services.10 However, the ATC LLC budget does not distinguish between in-house and out-sourced services.

     Second, in relation to these services, Co-Applicants have developed methods of allocating and billing costs derived from the methods used by joint generation-plant owners. Attached to each of the affiliated-interest services agreements is an appendix detailing their cost proposals.11

     Co-Applicants recognize that relying on the ATC LLC budget and the existing joint-plant billing methodologies may not perfectly predict ATC LLC's future costs.12 Consequently, the parties propose an after-the-fact true-up mechanism


------------------------
10   Comprehensive Docket, Docket No. 137-NC-100, App., Tab D1.

11   See Docket No. 05-AE-102 and Docket No. 05-AE-103.

12 Though the joint-plant billing methodology will provide a unit cost for services, it cannot be used to estimate the volume of services required by ATC LLC. Given the start-up nature of ATC LLC operations, it will be very difficult for Co-Applicants to accurately estimate the nature and extent of services provided to ATC LLC by the Contributing Utilities and the resultant billings.

to compensate for any inaccuracies in their predictions. Absent a true-up mechanism that reconciles actual service charges with the ongoing ratemaking process, both ratepayers and utility owners would bear substantial risk that the predicted levels of out-sourced services were miscalculated. This difficulty is exacerbated by the periodic ratemaking cycle for the Contributing Utilities,13 i.e. any erroneous predictions would not be corrected for some time. The Commission may rely on a true-up mechanism to support a finding that these affiliated-interest agreements are "reasonable and consistent with the public interest."

     In sum, to assist the Commission's analysis under Wis. Stat.ss. 196.52(3)(a), Co-Applicants are submitting American Transmission Company's FERCss.205 budget and service agreements that include billing methodologies derived from the joint-plant practices. A proposed true-up accounting mechanism together with the Commission's ability to audit costs under these agreements should also assist the Commission in its analysis.

III. STANDARD AFFILIATED-INTEREST AGREEMENTS FOR WHICH COMMISSION FINDINGS
     ---------------------------------------------------------------------
     AND APPROVALS ARE SOUGHT.
     ------------------------

     A.   APPROVALS FOR THE AFFILIATED-INTEREST AGREEMENTS BETWEEN AMERICAN
          -----------------------------------------------------------------
          TRANSMISSION COMPANY AND JOINT APPLICANTS.
          -----------------------------------------

     The following are the non-FERC-related agreements that Co-Applicants anticipate will be submitted to the Commission for approval through this Affiliated-Interest Filing:14


------------------------
13 "Contributing Utilities" refers to those Joint Applicants that are contributing transmission facilities to ATC LLC. "Joint Applicants" includes Contributing Utilities (i.e., WEPCO, WPS, MGE and WPL) plus the investing utility (WPPI).

14 The transmission facilities that will be transferred are listed as collateral under the Contributing Utilities' existing bond indentures. As a part of accepting these indentured facilities, ATC LLC will enter into a Non-Disturbance Agreement with the bonding trustees whereby the latter will subordinate their interests to the former. Since these agreements are between ATC LLC and the bonding trustees--that is, they are not between ATC LLC and the Contributing Utilities--these Non-Disturbance Agreements are not affiliated agreements.

     o Operation and Maintenance Agreements for Transmission Facilities between ATC LLC and MGE, WEPCO, WPL, WPS, and Edison Sault.15

     o Transitional Services Agreements for Transmission Facilities between ATC LLC and MGE, WEPCO, WPL, WPS, WPPI, and Edison Sault.16

     o Forming-Party Agreement Regarding System Operating Procedures between ATC LLC and MGE, WEPCO, WPL, WPS, and WPPI.17

     o Pole-Attachment and Third-Party Facilities Agreements between ATC LLC and MGE, WEPCO, WPL, WPS, South Beloit and Edison Sault.18

     o Contributor's Pole-Attachments, Underbuild and Other Facilities Agreements between ATC LLC and MGE, WEPCO, WPL, WPS, South Beloit and Edison Sault.19

     o    Reimbursement Agreement by ATC LLC with Alliant Energy Corporation.20

     o    Guaranty by Alliant Energy Corporation for ATC LLC's Line of Credit.21

     o Stoughton SOC Lease For Alliant Energy Corporate Services, Inc. between ATC LLC and Alliant Energy Corporate Services, Inc.22

     o Operating Agreement Between ATC LLC and Alliant Energy Corporate Services, Inc., for Alliant West.23


------------------------
15   Docket No. 05-AE-102; Index, Tab 05-AE-102.

16   Docket No. 05-AE-103;  Index, Tab 05-AE-103.

17   Docket No. 05-AE-   ;  Index, Tab X-1.
                      ---

18   Docket No. 05-AE-104 ;  Index, Tab 05-AE-104.

19   Docket No. 05-AE-   ;  Index, Tab X-2.
                      ---

20   Docket No. 137-AE-   ;  Index, Tab Alliant-1.
                       ---

21   Docket No. 137-AE-   ;  Index, Tab Alliant-2.
                       ---

22   Docket No. 137-AE-   ;  Index, Tab AECS-1.
                       ---

23   Docket No. 137-AE-   ;  Index, Tab AECS-2.
                       ---

     o Agreement over ATC LLC's Management of WPL's 30-40 miles of 34.5 kV Line between ATC LLC and AECS.24

     o    Numerous Affiliated-Interest Agreements with South Beloit.25

     o    Numerous Affiliated-Interest Agreements with Edison Sault.26

     American Transmission Company's agreements with South Beloit and Edison Sault were originally included within the Comprehensive Docket, Docket No. 137-NC-100. Because South Beloit's and Edison Sault's Transmission Facilities are located outside of Wisconsin and are owned by non-Wisconsin utilities, the Commission only need to review and approve those agreements under the affiliated-interest statute, Wis. Stat. ss. 196.52. (See Comprehensive Docket, 8/26/00 Filing, pp. 10-12.) Consequently, Applicants withdrew the South Beloit and Edison Sault agreements from the Comprehensive Docket because they are more appropriately evaluated under this Affiliated-Interest Filing.

     B.   SPECIAL FINDINGS FOR THE OPERATION AND MAINTENANCE AGREEMENTS FOR
          -----------------------------------------------------------------
          TRANSMISSION FACILITIES.
          ------------------------

     The Operation and Maintenance Agreements for Transmission Facilities 27 require more than just approval under Wis. Stat. ss. 196.52. The CommissioN must also find that American Transmission Company and the Contributing Utilities have complied with the requirements of Wis. Stat. ss. 196.485(3m)(a)1.b. This provision requires that, for its initial three years of operation, American Transmission Company purchase operations and maintenance services from the Contributing Utilities. American Transmission Company will have such an


------------------------
24   Docket No. 137-AE-   ;  Index, Tab AECS-3.
                       ---

25   Docket No. 137-AE-   ;  Index, Tab SB-1 to SB-2.
                       ---

26   Docket No. 137-AE-   ;  Index, Tab ES-1 to ES-2.
                       ---

27   Docket No. 05-AE-102;  Index, Tab 05-AE-102.


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


agreement with MGE, WEPCO, WPL, WPS, and Edison Sault.28 The Operation and Maintenance Agreements for Transmission Facilities define the operation and maintenance functions, and describe the terms, conditions and reimbursement for the Contributing Utilities provision of operations and maintenance services to American Transmission Company. This contract is for a term of at least three years and is renewable by agreement. The Commission should, therefore, find that the Co-Applicants have complied with Wis. Stat. ss. 196.485(3m)(a)1.b through the provisions oF their Facility Operation and Maintenance Agreements for Transmission Facilities.29

IV.  AFFILIATED-INTEREST AGREEMENTS SUBJECT TO FERC
     ----------------------------------------------
     JURISDICITON.
     ------------

     A.   AGREEMENTS SUBMITTED TO THE FERC
          --------------------------------

     Pursuant to Wis. Stat.ss.196.485(3m)(d), "the transmission company is subject to the jurisdiction of the commission except to the extent that it is subject to the exclusive jurisdiction" of FERC. It is unclear whether the affiliated-interest agreements submitted under thess.205 filing fall within or outside the "exclusive jurisdiction" of FERC.30 Because Wisconsin statutes require approval for affiliated-interest agreements and questions could be raised later, Co-Applicants seek Commission approval under Wis. Stat. ss. 196.52.


------------------------
28 South Beloit will not be a party to either the Facility Operation and Maintenance Agreement for Transmission Facilities nor the Transitional Services Agreements for Transmission Facilities because WPL--who will receive South Beloit's contribution interest in the American Transmission Company--will provide the operation-and-maintenance services and the transitional services required for the transmission facilities contributed by South Beloit. WPL will provide these services under its Facilities Operation and Maintenance Agreement for Transmission Facilities and the Transitional Services Agreements for Transmission Facilities.

29 As a separate matter, not requiring Commission approval at this time, ss. 196.807(2)(a)2. Wis. Stats. requires Applicants to offer, at the end of the three-year period or any extensions, "employment to the non-supervisory employees who are employed by Joint Applicants immediately prior to the transfer and who are necessary for the operation and maintenance of the [Transmission Facilities]." Individuals who are employed immediately prior to the Operations Date and who are necessary for the operation and maintenance functions of Applicant at the end of the third year will be given offers of employment which satisfy ss. 196.807(3). In addition, although not required under ss. 196.807(2)(a)2., under Article 9 of the Transitional Services Agreement certain employees performing construction services will also be given offers under identical terms.

30 Certain of the Co-Applicants take the position that FERC jurisdiction preempts Commission authority.

     Joint Applicants, South Beloit and Edison Sault will be network customers of American Transmission Company. As network customers, their relationship with American Transmission Company will be defined through ATC LLC's Open Access Transmission Tariff ("OATT"). Certain agreements defining that relationship have been or will be submitted to FERC in ATC LLC's ss. 205 filing.31 Other agreements, such as interconnection agreements, must be filed with FERC at least 60 days prior to the operations date.

     The following affiliated-interest agreements have been or will be filed with FERC for approval:

          o    Service Agreement for Network Integration Transmission Service.32

          o    Network Operating Agreement.33

          o    Generation - Transmission Interconnection Agreement.34

          o    Transmission - Distribution Interconnection Agreement..35

          o Agreement between American Transmission Company LLC and MGE, WPL and WPS relating to the Joint Power Supply Agreement.36


------------------------
31 A complete copy of the ATC LLC's ss. 205 filing has already been submitted to the Commission under separate cover.

32   Docket No. 05-AE-   ; Index, Tab FERC-1.
                      ---

33   Docket No. 05-AE-   ; Index, Tab FERC-2.
                      ---

34   Docket No. 05-AE-   ; Index, Tab FERC-3.
                      ---

35   Docket No. 05-AE-   ; Index, Tab FERC-4.
                      ---

36   Docket No. 05-AE-   ; Index, Tab FERC-5.
                      ---


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


These agreements, which deal with matters under FERC jurisdiction, are included in this submission because Commission approval may be required and obtaining approval will avoid later questions about regulatory compliance.

     B.   JOINT POWER SUPPLY AGREEMENT.
          ----------------------------

     Currently WPS, MGE and WPL are signatories to a contract entitled, "Joint Power Supply Agreement" ("JPSA"), which covers jointly owned generation plants. That agreement, inter alia, covers the provision of transmission service among the parties. The JPSA parties have agreed to amend that agreement and take network service from ATC LLC under its OATT.37 Under a separate agreement, American Transmission Company has agreed to provide transmission services to the generation plants jointly owned by the JPSA parties.38 (ATC LLC has determined that designating the JPSA plants as network resources is consistent with the OATT's definition of "network resources."39) By entering into a new agreement with the JPSA parties that comports with its OATT, ATC LLC will avoid grandfathering the terms contained within the original JPSA. The Commission must approve this new agreement under Wis. Stat. ss. 196.52, and ATC LLC, WPS, MGE and WPL hereby request sucH approval.


------------------------
37 A copy of the Amended Joint Power Supply Agreement will be filed with FERC, but need not be filed with the Commission within this filing. It is not an affiliated-interest agreement because ATC LLC is not a party to that agreement. Regardless, upon request, a copy of the Amended Joint Power Supply Agreement will be available to the Commission for review.

38   Docket No. 05-AE-   ; Index, Tab FERC-5.
                      ---

39   The OATT's definition of "network resources" is as follows:

          Any designated generating resource owned, purchased or leased by a Network Customer under the Network Integration Transmission Service Tariff. Network Resources do not include any resource, or any portion therefor, that is committed for sale to third parties or otherwise cannot be called upon to meet the Network Customer's Network Load on a non-interruptible basis.

     ATC LLC's OATT, ss. 1.25.

V.   AFFILIATED-INTEREST AGREEMENTS NOT REQUIRING APPROVAL UNDER THIS FILING.
     ------------------------------------------------------------------------

     There are other affiliated-interest agreements relating to American Transmission Company for which Commission approval is not sought in this docket.

     A.   APPROVALS SOUGHT IN THE COMPANION DOCKET NO. 137-NC-100.
          --------------------------------------------------------

     Agreements that have already been submitted in Docket No. 137-NC-100 are not re-submitted here. Co-Applicants have requested that the Commission, as part of its approvals in Docket No. 137-NC-100, issue an approval pursuant to Wis. Stat.ss.196.52 relating to any affiliated-interest agreements.

          1.   Agreements between Applicant and Joint Applicants.
               -------------------------------------------------

     Affiliated-interest agreements between American Transmission Company and Joint Applicants that have been submitted through companion Docket No. 137-NC-100 are identified in Section VII. Though these agreements are listed in the Index, they are not included in the Appendix of this application. These include such things as the Asset Contribution Agreements between ATC LLC and the Contributing Utilities,40 the Subscription Agreement between ATC LLC and WPPI,41 CM's Shareholder Agreement, and the Deed and Bill of Sale for WPL's Stoughton Operations Center.42 Because Co-Applicants have requested approval of these affiliated-interest agreements through the companion Comprehensive Docket, they do not seek approval here.


------------------------
40   Comprehensive Docket, Docket No. 137-NC-100, App., Tab C1-C74.

41   Comprehensive Docket, Docket No. 137-NC-100, App., Tab C101.

42   Comprehensive Docket, Docket No. 137-NC-100, App., Tab C47.

          2.   Agreements between ATC LLC and CM.
               ---------------------------------

     The Comprehensive Docket also includes two agreements between ATC LLC and CM that fall under Wis. Stat.ss. 196.52's definition of "contract or arrangement": 43

     o Operating Agreement of ATC LLC, which defines the relationship between CM and ATC LLC (as well as other members) including how CM will manage and oversee ATC LLC's operations;44 and

     o Bill of Sale and Option to Repurchase, where ATC LLC transfers an undivided 1/1,000,000 interest of its transmission facilities to CM.45

It is unclear whether these documents will require approval as affiliated-interest agreements between ATC LLC and CM because it is unclear whether ATC LLC and CM are affiliated interests of each other.

     Ostensibly, the ATC LLC and CM relationship is encompassed by the following two definitions of "affiliated interests":


------------------------
43 The other documents defining the relationship between ATC LLC and CM are not "contracts or arrangements" which is defined under Wis. Stat.ss. 196.52(3)(a) as follows:

          a contract or arrangement providing for the furnishing of management, supervisory, construction, engineering, accounting, legal, financial or similar services and any contract or arrangement for the purchase, sale, lease or exchange of any property, right, or thing, or for the furnishing of any service, property, right or thing, other than management, supervisory, construction, engineering, accounting, legal, financial or similar services, but "contract or arrangement" does not include a contract or arrangement under which a transmission utility, as defined in s. 196.485(1)(i), sells or transfers securities, as defined in s. 196.485(1)(fe), that have been issued by a transmission company, as defined in s. 196.485(1)(ge).

     For instance, ATC LLC's Articles of Organization dictate that ATC LLC will be governed through one or more corporate managers but does not mention CM. (Comprehensive Docket No. 137-NC-100, App., Tab B1.) Similarly, CM's Amended and Restated Articles of Incorporation and Amended and Restated Bylaws specify how CM will be governed through its stockholders, officers and directors but never mentions ATC LLC. (Comprehensive Docket No. 137-NC-100, App., Tabs B4 and B6, respectively.) All of these documents address internal governance and do not involve the "furnishing of management services" between ATC LLC and CM. Therefore, those agreements do not constitute a "contract or arrangement" and are not affiliated-interest agreements.

44   Comprehensive Docket, Docket No. 137-NC-100, App., Tab B2.

45   Comprehensive Docket, Docket No. 137-NC-100, App., Tab C102.

     (c) Every corporation 5% of more of whose voting securities is owned by any person owning 5% or more of the voting securities of the public utility or by any person in any chain of successive ownership of 5% or more of voting securities of the public utility.

     (e) Any corporation operating a public utility,...or a servicing organization for furnishing supervisory, construction, engineering, accounting, legal and similar services to public utilities ..., which has one or more officers or one or more directors in common with the public utility, ...

Wis. Stat.ss. ss.196.52(1)(c) and (e). Once they are certified as "public utilities," ATC LLC and CM will ostensibly become affiliated interests of each other under Paragraph (c) because the Joint Applicants will own 5% or more of both.46 (See Comprehensive Docket, 9/26/00 Filing, pp. 6-7.) Additionally, because CM will be providing services to ATC LLC and will share numerous officers with ATC LLC,47 CM is an affiliated interest of ATC LLC under Paragraph (e). (See Comprehensive Docket, 9/26/00 Filing, p. 7.)

     Though ATC LLC and CM are ostensibly affiliated interests of each other, the two parties will be acting as a single public utility--in other words as one entity--and, therefore, CM and ATC LLC will not be affiliated interests as that phrase is traditionally used in Wis. Stat. ss. 196.52. ThE affiliated-interest statute does not contemplate such a fact scenario. Since CM and ATC LLC will be acting a single entity, it is not clear that the requirements of Wis. Stat. ss.
196.52 should apply to them. Should thE Commission, nevertheless, find that ATC LLC and CM are affiliated interests of each other, then Applicants seek


------------------------
46 Though, as a limited liability corporation, it does not have "securities" in the regular sense of the word, ATC LLC's "membership" qualifies as "securities" under the definition provided in Wis. Stat.ss. 196.485(1)(fe).

47 It is currently anticipated that ATC LLC will appoint officers and those officers will be identical to CM's officers.

affiliated-interest approval for the Operating Agreement of ATC LLC 48 and the Bill of Sale and Option to Repurchase 49 under the Comprehensive Docket.

     B.   INTERIM PROVISION OF SERVICES TO AMERICAN TRANSMISSION COMPANY.
          ---------------------------------------------------------------

     All of the affiliated-interest agreements for which approval is sought in this filing pertain to activities that will occur on or after January 1, 2001. Consequently, approval for those agreements is not immediately required. However, some of the Contributing Utilities or their affiliates have been and/or will be providing interim services to American Transmission Company. These arrangements include the provision of employee-related services and property leases.50 To ensure compliance with Wis. Stat. ss. 196.52, Co-Applicants have sought ongoing advice from Commission staff relating to these activities. The following interim-service agreements either do not require Commission approval, or have already been approved by or are pending before the Commission. Though these agreements are identified in the Index, they are not attached to this filing.

          1.   WEPCO's 1/1/87 Service Agreement with Its Affiliates.
               ----------------------------------------------------

     On August 2, 2000, WEPCO became an owner of American Transmission Company thereby rendering American Transmission Company an affiliate of WEPCO. Wis. Stat.ss. 196.52(1)(h). Accordingly, on August 2, 2000, WEPCO requested that American Transmission Company be added as a party to WEPCO's existing agreement with its affiliated interests. The Commission granted this request and issued an Order in Docket No. 9402-AE-100.


------------------------
48   Comprehensive Docket, Docket No. 137-NC-100, App., Tab B2.

49   Comprehensive Docket, Docket No. 137-NC-100, App., Tab C102.

50 Activities have also been conducted under a Cost-Share Agreement between Joint Applicants. However, since none of the Joint Applicants are affiliated with each other, this agreement does not require approval under Wis. Stat.ss. 196.52.

     The Order issued in Docket No. 9402-AE-100 also encompasses the current lease agreement for American Transmission Company's rental of the WEPCO annex. The lease agreement does not, therefore, require separate Commission approval but was submitted to the Commission nonetheless.

          2.   Alliant Energy Corporate Services, Inc.'s "Service Agreement -
               ---------------------------------------------------------------
               Non-Utility Companies".
               ----------------------

     WPL recently become an owner of American Transmission Company at which time American Transmission Company became an affiliate of both WPL and its parent corporation, Alliant Energy. Prior to WPL becoming an owner, American Transmission Company had already been added as a party to Alliant Energy Corporate Services, Inc.'s SEC-approved "Service Agreement - Non-Utility Companies." Because the Commission did not approve the underlying Service Agreement, it did not need to approve the addition of American Transmission Company as a party to that agreement. Any services that Alliant Energy Corporate Services, Inc., provides to American Transmission Company has been and will continue to be provided under the terms of that SEC-approved affiliated-interest agreement.

          3.   WPS Resources Corporation Master Affiliated-Interest Agreement
               --------------------------------------------------------------

     Since WPS is not yet an owner of ATC LLC, there is not yet an affiliated-interest relationship. However, WPS anticipates that it will soon become a member of ATC LLC. Any interim services provided by WPS to American Transmission Company will be provided under the terms of an existing affiliated-interest agreement that was already approved by the Commission through Docket No. 6690-AU-103. On September 22, 2000, WPS submitted a letter to the Commission requesting that it "modify the WPS Resources Corporation Master Affiliated Interest Agreement" to include American Transmission Company. The

Order in Docket No. 6690-AU-103 provides that Commission approval is not required to add new parties to the WPS Resources Corporation Master Affiliated Interest Agreement. Accordingly, no Commission approval is required for WPS's September 22, 2000 request.

          4.   MGE Interim Services Agreement with American Transmission Company
               -----------------------------------------------------------------

     MGE also expects to become a member of ATC LLC in the near future at which time an affiliated-interest relationship will be created. Though it is not yet required, American Transmission Company and MGE have already submitted to the Commission for approval an Interim Services Agreement that will be executed between the parties. The Commission is currently considering this request under Docket No. 3270-AU-104.

VI.  CONCLUSION
     ----------

     Co-Applicants respectfully seek Commission approval under Wis. Stat.ss.
196.52 for the affiliated-interest agreements submitted by and specified within this Affiliated-Interest Filing. Co-Applicants also seek a Commission finding that Co-Applicants have complied with Wis. Stat.ss.196.485(3m)(a)1.b through their Operation and Maintenance Agreements for Transmission Facilities. In order to comply with the demands of the SEC, the parties hereby request Commission action prior to December 1, 2000.

VII. INDEX OF APPENDIX
     -----------------

     A.   STANDARD AFFILIATED-INTEREST AGREEMENTS FOR WHICH APPROVAL IS SOUGHT
          --------------------------------------------------------------------
          IN THIS AFFILIATED-INTEREST FILING.
          ----------------------------------

-----------------------------------------------------------------------------------------------
                      STANDARD AFFILIATED-INTEREST                                         TO
     TAB              AGREEMENTS FOR WHICH APPROVAL           WHO NEEDS APPROVAL           BE
                                IS SOUGHT                                           FILED FILED
                                                           --------------------------
                                                             APPLICANT     JOINT
                                                                        APPLICANT(S)
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
              DOCKET NO. 05-AE-102
-----------------------------------------------------------------------------------------------
  05-AE-102   Operation and Maintenance Agreements for         [X]         [X]       [X]
              Transmission Facilities between ATC LLC
              and MGE, WEPCO, WPL, WPS, and Edison Sault.
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
              DOCKET NO. 05-AE-103
-----------------------------------------------------------------------------------------------
  05-AE-103   Transitional Services Agreements for             [X]         [X]       [X]
              Transmission Facilities between ATC LLC
              and MGE, WEPCO, WPL, WPS, WPPI, and Edison
              Sault.
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
              DOCKET NO. 05-AE-104
-----------------------------------------------------------------------------------------------
  05-AE-104   Pole-Attachment and Third-Party Facilities       [X]         [X]            [X]
              Agreements between ATC LLC and MGE, WEPCO,
              WPL, WPS, South Beloit and Edison Sault.
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
              DOCKET NO. 05-AE-
                               ----
-----------------------------------------------------------------------------------------------
     X-1      Forming-Party Agreement Regarding System         [X]         [X]       [X]
              Operating Procedures between American
              Transmission Company and MGE, WEPCO, WPL,
              WPS, and WPPI.
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
              DOCKET NO. 05-AE-
                               ----
-----------------------------------------------------------------------------------------------
     X-2      Contributor's Pole-Attachments, Underbuild       [X]         [X]            [X]
              and Other Facilities Agreements between ATC
              LLC and MGE, WEPCO, WPL, WPS, South Beloit
              and Edison Sault.
-----------------------------------------------------------------------------------------------


                                       21

-----------------------------------------------------------------------------------------------
                      STANDARD AFFILIATED-INTEREST                                         TO
     TAB              AGREEMENTS FOR WHICH APPROVAL           WHO NEEDS APPROVAL           BE
                                IS SOUGHT                                           FILED FILED
                                                           --------------------------
                                                             APPLICANT     JOINT
                                                                        APPLICANT(S)
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
              DOCKET NO. 137-AE-
                                ----
              ALLIANT ENERGY CORPORATE SERVICES, INC.
              APPLICATION
-----------------------------------------------------------------------------------------------
  AECS - 1    Stoughton SOC Lease For Alliant Energy           [X]         [X]            [X]
              Corporate Services, Inc. between ATC LLC and
              Alliant Energy Corporate Services, Inc.
-----------------------------------------------------------------------------------------------
   AECS-2     Operating Agreement Between ATC LLC and          [X]         [X]            [X]
              Alliant Energy Corporate Services, Inc.
-----------------------------------------------------------------------------------------------
   AECS-3     Agreement over ATC LLC's Management of WPL's     [X]         [X]            [X]
              30-40 miles of 34.5 kV Line between ATC LLC
              and Alliant Energy Corporate Services, Inc.
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
              DOCKET NO. 137-AE-
                                ----
              ALLIANT ENERGY CORPORATION APPLICATION
-----------------------------------------------------------------------------------------------
  ALLIANT-1   Reimbursement Agreement by ATC LLC with          [X]         [X]       [X]
              Alliant Energy Corporation
-----------------------------------------------------------------------------------------------
  ALLIANT-2   Guaranty by Alliant Energy Corporation for       [X]         [X]       [X]
              ATC LLC's Line of Credit
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
              DOCKET NO. 137-AE-
                                ----
              SOUTH BELOIT APPLICATION 51
-----------------------------------------------------------------------------------------------
    SB-1      Asset Contribution Agreement ("ACA") with        [X]         [X]       [X]
              South Beloit
-----------------------------------------------------------------------------------------------
    SB-2      A cross-reference to numerous other              [X]         [X]       [X]
              affiliated-interest agreements that include
              South Beloit as a party but are
              submitted under separate dockets.
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
              DOCKET NO. 137-AE-
                                ----
              EDISON SAULT APPLICATION 52
-----------------------------------------------------------------------------------------------


------------------------
51   Because South Beloit will not be a shareholder of CM, no Shareholder
     Agreement is included within its affiliated-interest application. Instead of South Beloit, WPL will receive the commensurate amount of additional shares of CM in exchange for South Beloit's Transmission Assets.
     (Comprehensive Application, 8/18/00 Filing, pp. 42-43.)

52   Because Edison Sault will not be a shareholder of CM, no Shareholder
     Agreement is included within its affiliated-interest application. Instead of Edison Sault, WEPCO will receive the commensurate amount of additional shares of CM in exchange for Edison Sault's Transmission Assets.
     (Comprehensive Application, 8/18/00 Filing, pp. 43-44.)


                                       22


-----------------------------------------------------------------------------------------------
                      STANDARD AFFILIATED-INTEREST                                         TO
     TAB              AGREEMENTS FOR WHICH APPROVAL           WHO NEEDS APPROVAL           BE
                                IS SOUGHT                                           FILED FILED
                                                           --------------------------
                                                             APPLICANT     JOINT
                                                                        APPLICANT(S)
-----------------------------------------------------------------------------------------------
    ES-1      Asset Contribution Agreement with Edison         [X]         [X]       [X]
              Sault
-----------------------------------------------------------------------------------------------
    ES-2      A cross-reference to numerous other              [X]         [X]       [X]
              affiliated-interest agreements that include
              Edison Sault as a party but are
              submitted under separate dockets.
-----------------------------------------------------------------------------------------------

     B.   AFFILIATED-INTEREST AGREEMENTS SUBJECT TO FERC JURISDICTION
          -----------------------------------------------------------

-----------------------------------------------------------------------------------------------
    TAB         AFFILIATED-INTEREST SUBJECT TO FERC                                         TO
                          JURISDICTION                                     JOINT            BE
                                                             APPLICANT  APPLICANT(S) FILED FILED
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
           DOCKET NO. 05-AE-
                            ----
-----------------------------------------------------------------------------------------------
  FERC-1           Service Agreement for Network               [X]         [X]       [X]
                   Integration Transmission Service between
                   American Transmission Company and MGE,
                   WEPCO, WPL, WPS, WPPI, South Beloit and
                   Edison Sault.
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
  FERC-2           Network Operating Agreement between         [X]         [X]       [X]
                   American Transmission Company and
                   MGE, WEPCO, WPL, WPS, WPPI, South
                   Beloit and Edison Sault.
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------


                                       23


-----------------------------------------------------------------------------------------------
    TAB         AFFILIATED-INTEREST SUBJECT TO FERC                                         TO
                          JURISDICTION                                     JOINT            BE
                                                             APPLICANT  APPLICANT(S) FILED FILED
-----------------------------------------------------------------------------------------------
  FERC-3           Generation - Transmission                   [X]         [X]       [X]
                   Interconnection Agreement between
                   American Transmission Company and
                   MGE, WEPCO, WPL, WPS, WPPI, South
                   Beloit and Edison Sault.
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
  FERC-4           Transmission - Distribution                 [X]         [X]       [X]
                   Interconnection Agreement. between
                   American Transmission Company and
                   MGE, WEPCO, WPL, WPS, South Beloit
                   and Edison Sault.
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
  FERC-5           Agreement between American                  [X]         [X]       [X]
                   Transmission Company LLC and MGE,
                   WPL and WPS relating to the Joint
                   Power Supply Agreement.
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------

     C.   AFFILIATED-INTEREST AGREEMENTS NOT REQUIRING APPROVAL UNDER THIS
          -----------------------------------------------------------------
          FILING.
          ----------

-----------------------------------------------------------------------------------------------
                                                                                           TO
   TAB          AFFILIATED-INTEREST AGREEMENTS                WHO NEEDS APPROVAL           BE
            NOT REQUIRING APPROVAL UNDER THIS FILING                                FILED FILED
                                                          --------------------------
                                                             APPLICANT     JOINT
                                                                        APPLICANT(S)
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
                Endorsement to Wisconsin Energy Power
                Corporation's 1/1/87 Service
  N/A           Agreement with its Non-Utility                 N/A         N/A       N/A  N/A
                Affiliates
                (Docket No. 9402-AE-100.)
-----------------------------------------------------------------------------------------------
                Lease between ATC LLC and WEPCO for the rental of the WEPCO annex.
  N/A                                                          N/A         N/A       N/A  N/A
                (Docket No. 9402-AE-100.)
-----------------------------------------------------------------------------------------------


                                       24


-----------------------------------------------------------------------------------------------
                                                                                           TO
   TAB          AFFILIATED-INTEREST AGREEMENTS                WHO NEEDS APPROVAL           BE
            NOT REQUIRING APPROVAL UNDER THIS FILING                                FILED FILED
                                                          --------------------------
                                                             APPLICANT     JOINT
                                                                        APPLICANT(S)
-----------------------------------------------------------------------------------------------
                Endorsement to Alliant Energy
                Corporation Services Inc.'s  Service
                Agreement - Non-Utility Affiliates.
  N/A                                                          N/A         N/A       N/A  N/A
                (An SEC-approved agreement; no
                Commission approval is required.)
-----------------------------------------------------------------------------------------------
                Letter from WPS adding ATC LLC to WPS
                Resources Corporation Master
  N/A           Affiliated-Interest Agreement.                 N/A         N/A       N/A  N/A
                (Docket # 6690-AU-103.)
-----------------------------------------------------------------------------------------------
  N/A           Interim Services Agreement with MGE            N/A         N/A       N/A  N/A
                (Docket No. 3270-AU-104.)
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
  B2*           Operating Agreement of ATC LLC                 N/A         N/A       N/A  N/A
-----------------------------------------------------------------------------------------------
  B7*           CM's Shareholders Agreement                    N/A         N/A       N/A  N/A
-----------------------------------------------------------------------------------------------
                Asset Contribution Agreement with
C1-C33*         WEPCO (plus all exhibits and                   N/A         N/A       N/A  N/A
                schedules)
-----------------------------------------------------------------------------------------------
C47-C61*        Asset Contribution Agreement with WPL          N/A         N/A       N/A  N/A
                (plus all exhibits and schedules)
-----------------------------------------------------------------------------------------------
C62-C74*        Asset Contribution Agreement with WPS          N/A         N/A       N/A  N/A
                (plus all exhibits and schedules)
-----------------------------------------------------------------------------------------------
C34-C46*        Asset Contribution Agreement with MGE          N/A         N/A       N/A  N/A
                (plus all exhibits and schedules)
-----------------------------------------------------------------------------------------------
 C101*          Subscription Agreement with WPPI               N/A         N/A       N/A  N/A
-----------------------------------------------------------------------------------------------
 C103*          Form Closing Escrow between ATC LLC            N/A         N/A       N/A  N/A
                and each of WEPCO, WPL, WPS and MGE
-----------------------------------------------------------------------------------------------
 C102*          Bill of Sale and Option to Repurchase          N/A         N/A       N/A  N/A
                between ATC LLC and CM
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------

     *TAB NUMBERS REFER TO DOCUMENTS ATTACHED TO APPLICATIONS IN DOCKET NO.
      137-NC-100


                                       25